Exhibit 10.6
WHEN RECORDED RETURN TO:

EF&A FUNDING, L.L.C.
4746 11TH AVENUE NE
SUITE 102
SEATTLE, WA 98105

RE: CHALET I
FANNIE MAE # 1668655895
EF&A # 57-0167415
                        ASSUMPTION AND RELEASE AGREEMENT

     This Assumption and Release Agreement ("Agreement") is made effective as of September 27, 2001 by and among Garden Chalet I L.P., a Delaware limited partnership ("Transferor"), American Realty Trust, Inc., a Georgia corporation, ("Original Key Principal"), Chalet I Acquisition, L.L.C., a Kansas limited liability company("Transferee"), Maxus Realty Trust, Inc., a Missouri corporation (the "New Key Principal") and Fannie Mae.

                                    RECITALS:

     A. Fannie Mae is the holder of that certain Multifamily Note (the "Note"), dated September 11, 1998, in the original principal amount of Four Million Two Hundred Forty Thousand and 00/100 Dollars ($4,240,000.00) made by Transferor to Eichler, Fayne & Associates, a Michigan general partnership n/k/a EF&A Funding, L.L.C., a Michigan limited liability company ("Original Lender"), which Note evidences a loan ("Loan") made by Original Lender to Transferor. To secure the repayment of the Note, Transferor also executed and delivered a Multifamily Mortgage, Assignment of Rents and Security Agreement (the "Security Instrument"), dated as of September 11, 1998, recorded in the official records of Shawnee County, State of Kansas on September 11, 1998, in Book 3257 Page 416 that grants a lien on the property described in Exhibit A to this Agreement (the "Property"). Transferor executed an Amendment to Multifamily Mortgage, Assignment of Rents and Security Agreement (the "First Loan Amendment") dated October 21, 1998 and recorded in the official records of Shawnee County, State of Kansas on October 26, 1998, in Book 3268 Page 650. Transferor also executed an Amendment to Multifamily Deeds of Trust, Assignments of Rents and Security Agreements to Multifamily Mortgages, Assignments of Rents and Security
Agreements and to Multifamily Deeds to Secure Debt, Assignments of Rents and Security Agreements (the "Second Loan Amendment") dated November 30, 1998 and recorded in the official records of Shawnee County, State of Kansas on January 7, 1999 in Book 3290 Page 220, pursuant to which the Security Instrument was amended to provide cross-collateral and cross-default provisions involving the Property and other properties identified in the Second Loan Amendment. The Transferor is liable for the payment and performance of all of Transferor's obligations under the Note, the Security Instrument, the First Loan Amendment and Second Loan Amendment and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "Loan Documents"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is EF&A Funding, L.L.C., a Michigan limited liability company ("Servicer").

     B. The Original Key Principal is liable for the obligations under the Acknowledgment and Agreement of Key Principal to Personal Liability for the Exceptions to Non-Recourse Liability contained in the Note (the "Acknowledgment").

     C. Transferee has agreed with Transferor to acquire the Property and assume all of Transferor"s obligations under the Loan.

     D. In connection with the transfer, an entity related to Transferee has agree to acquire that certain multifamily residential property known as Chalet II, legally described on Exhibit C hereto, which is located adjacent to the Property and which is the subject of that certain Multifamily Mortgage, Assignment of Rents and Security Agreement in favor of Original Lender dated September 11, 1998, recorded in the official records of Shawnee County, State of Kansas on September 11, 1998 in Book 3257, Page 367 (the "Chalet II Mortgage").

     E. Fannie Mae has been asked to consent to the transfer of the Property to the Transferee, the assumption by the Transferee of the obligations of the Transferor under the Loan Documents and the release of the Property from the cross-collateral and cross-default provisions of the First and Second Loan Amendments.

     F. Fannie Mae has been asked to consent to the release of the Original Key Principal from its respective obligations under the Acknowledgment and accept the assumption by the New Key Principal of the Original Key Principal"s obligations under the Acknowledgment.

     G. Fannie Mae has agreed to consent to the transfer of the Property by Transferor to Transferee, the release of the Property from the provisions of the First and Second Loan Amendments, and the release of the Original Key Principal, subject to the terms and conditions stated below.

     In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fannie Mae, Transferor, Original Key Principal, Transferee and New Key Principal agree as follows:

1. Assumption of Obligations. The Transferee agrees to assume all of the payment and performance obligations of the Transferor set forth in the Note, the Security Instrument and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement, including without limitation, payment of all sums due under the Note. The Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by the Transferee.

2. Transferor's and Original Key Principal"s Representations and Warranties. The Transferor and the Original Key Principal represent and warrant to Fannie Mae as of the date of this Agreement that:

     (a) The Note has an unpaid principal balance of $4,108,503.66, and prior to default bears interest at the rate of Six and five hundred ninety thousandths percent (6.590 %) per annum;

     (b) The Note requires that monthly payments of principal and interest in the amount of $27,051.14 be made on or before the first (1st) day of each month, continuing to and including October 1, 2008, when all sums due under the Loan Documents will be immediately due and payable in full;

     (c) The Security Instrument is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated in the Security Instrument;

     (d) There are no defenses, offsets or counterclaims to the Note, the Security Instrument, or the other Loan Documents;

     (e) There are no defaults by the Transferor under the provisions of the Note, the Security Instrument or the other Loan Documents;

     (f) All provisions of the Note, the Security Instrument and other Loan Documents are in full force and effect;

     (g) There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and

     The Transferor and Original Key Principal understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

3. Transferee's and the New Key Principal"s Representations and Warranties. The Transferee and the New Key Principal represent and warrant to Fannie Mae as of the date of this Agreement that neither Transferee nor any New Key Principal has any knowledge that any of the representations made by Transferor and Original Key Principal in Paragraph 2 above are not true and correct.

4. Consent to Transfer. Fannie Mae hereby consents to the transfer of the Property and to the assumption by the Transferee of all of the obligations of the Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the transfer of the Property to the Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

5. Assumption by the New Key Principal of Liability for the Exceptions to Non-Recourse. New Key Principal hereby assumes all liability under the provisions of the Acknowledgment.

6. Release of Transferor and Original Key Principal. In reliance on the Transferor's and the Original Key Principal"s and the Transferee's representations and warranties in this Agreement, Fannie Mae releases Transferor and the Original Key Principal from all of their respective obligations under the Loan Documents, provided, however, that the Transferor is not released from any liability pursuant to this Agreement or
     Section 18 of the Security Instrument. If any material element of the representations and warranties made by the Transferor and Original Key Principal contained herein is false as of the date of this Agreement, then the release set forth in this Paragraph 6 will be canceled as of the date of this Agreement and the Transferor and Original

     Key Principal will remain obligated under the Loan Documents as though there had been no such release.

7. Priority/Modification. This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified hereby, the Note, Security Instrument and other Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the Loan Documents, which are incorporated herein by reference. Transferor and the Original Key Principal hereby ratify the agreements made by them to Fannie Mae in connection with the Loan and agree that, except to the extent modified hereby, all of such agreements remain in full force and effect.

8. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

9. Costs. The Transferee and the Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and the Servicer in connection with Fannie Mae's consent to and approval of the transfer of the Property and a transfer fee of $41,085.03 in consideration of the consent to that transfer.

10. Financial Information. The Transferee and New Key Principal represent and warrant to Fannie Mae that all financial information and information regarding the management capability of Transferee and New Key Principal provided to the Servicer or Fannie Mae was true and correct as of the date provided to the Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

11. Addresses. Transferee's address for notice hereunder and under the Loan Documents is:

     Chalet I Acquisition, L.L.C.
     104 Armour Road
     North Kansas City, MO 64116

     Transferor's address for notice hereunder and under the Loan Documents is:

     Garden Chalet I, L.P.
     1800 Valley View Lane, Suite 300
     Dallas, TX 75234

12. Complete Release. Transferee and Transferor and the Original Key Principal and the New Key Principal, jointly and severally as between Transferee and New Key Principal, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "Indemnitees") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Property. Notwithstanding the foregoing, Transferor shall not be responsible for any Claims arising from the action or inaction of Transferee and New Key Principal, and Transferee and New Key Principal shall not be responsible for any Claims arising from the action or inaction of Transferor. As used in this Agreement, the term "Claims" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Transferor, Original Key Principal or Guarantor, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor and Transferee agree that Fannie Mae and Original Lender have no fiduciary or similar obligations to Transferor or Transferee and that their relationship is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor and Transferee and the Original Key Principal and New Key Principal hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

13. Release of Cross-Collateral and Cross-Default Provisions. Pursuant to the Second Loan Amendment, the Property may be released from the cross-collateral and cross-default provisions of the Second Loan Amendment if the Property is sold, the Loan is assumed and certain other conditions are satisfied. Upon execution and delivery of this Agreement, the Property shall no longer serve as collateral for any obligation relating to the other properties identified in the Second Loan Amendment. In addition, upon execution and delivery of this Agreement, a default with respect to any of the loans secured by the other properties identified in the Second Loan Amendment shall not constitute a default with respect to the Loan. This Agreement shall have no effect on the cross-collateral and cross-default provisions of the Second Loan Amendment with respect to any of the other properties identified in the Second Loan Amendment.

14. Cross-Collateralization and Cross-Default Condition. In consideration of Fannie Mae"s consent to the transfer, Transferee hereby agrees to execute and deliver an Amendment to Multifamily Mortgage, Assignment of Rents and Security Agreement (the "Third Loan Amendment"). The Third Loan Amendment shall provide that, as additional security for the Loan, the Property shall be subject to the lien of the Chalet II Mortgage, that the Chalet II Mortgage shall be subject to the lien of the Security Instrument and that a default with respect to either the Security Instrument or the Chalet II Mortgage shall constitute a default with respect to the other instrument.

15.  Miscellaneous.

     (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

     (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

     (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

     (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

     (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

     (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           TRANSFEREE:

                           CHALET I ACQUISITION, L.L.C., a Kansas
                           limited liability company

                           By: /s/ John W. Alvey
                                   John W. Alvey, Manager

                           Date: September 25, 2001


                           NEW KEY PRINCIPAL:

                           MAXUS REALTY TRUST, INC.,
                           a Missouri corporation

                           By: /s/ Daniel W. Pishny
                           Name:   Daniel W. Pishny
                           Title:  President
                           Date: September 25, 2001


                           TRANSFEROR:

                           GARDEN CHALET I L.P.,
                           a Delaware limited partnership

                           By: Garden National Realty, Inc.,
                               a Nevada corporation,
                               General Partner



                               By:  /s/ Bruce A. Endendyk
                               Name:    Bruce A. Endendyk
                               Title:   Executive Vice President
                               Date:    September 26, 2001

                           ORIGINAL KEY PRINCIPAL:

                           AMERICAN REALTY TRUST, INC., a Georgia corporation

                           By:  /s/ Bruce A. Endendyk
                           Name:    Bruce A. Endendyk
                           Title:   Executive Vice President
                           Date:    September 26, 2001

                           FANNIE MAE

                           By: /s/ Brian Hunt
                           Name:   Brian Hunt
                           Title:  Assitant Vice President
                           Date:   September 26, 2001

                                 ACKNOWLEDGMENTS

STATE OF Missouri               )
                                )  ss.
COUNTY OF Clay                  )

     On this day personally appeared before me John W. Alvey, known to me to be the Manager of Chalet I Acquisition, L.L.C., a Kansas limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged to me that such limited liability company executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such limited liability company.

     DATED September 25, 2001.

     [Notary Seal]                      /s/ Grace E. Bales

                                        NOTARY PUBLIC in and for the
                                        State of Missouri. My commission expires
                                        August 24, 2002.


STATE OF Missouri               )
                                )  ss.
COUNTY OF Clay                  )

     On this day personally appeared before me Daniel W. Pishny, known to me to be the President of Maxus Realty Trust, Inc., a Missouri corporation, the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such limited liability company.

     DATED September 25, 2001.

     [Notary Seal]                      /s/ Grace E. Bales

                                        NOTARY PUBLIC in and for the
                                        State of Missouri. My commission expires
                                        August 24, 2002.

STATE OF Texas                  )
                                )  ss.
COUNTY OF Dallas                )

     On this day personally appeared before me Bruce A. Endendyk known to me to be the Executive Vice President of Garden National Realty, Inc., a Nevada corporation, the corporation that executed the foregoing instrument, which corporation is known to me to be the General Partner of Garden Chalet I L.P., a Delaware limited partnership, the limited partnership that executed the foregoing instrument, and acknowledged to me that such corporation and limited partnership executed the same as their free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such corporation and limited partnership.

     DATED August 26, 2001.
                                        /s/ Carmen Rigsby
     [Notary Seal]
                                        NOTARY PUBLIC in and for the
                                        State of Texas.   My  commission expires
                                        June 17, 2002.



STATE OF Texas                  )
                                )  ss.
COUNTY OF Dallas                )


     On this day personally appeared before me Bruce A. Endendyk, known to me to be the Executive Vice President of American Realty Trust, Inc., a Georgia corporation, the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such corporation.

     DATED August 26, 2001.
                                        /s/ Carmen Rigsby
     [Notary Seal]
                                        NOTARY PUBLIC in and for the
                                        State of Texas.   My  commission expires
                                        June 17, 2002.

District of Columbia            )
                                )  ss.
COUNTY OF _____________________ )


     On this day personally appeared before me Brian K. Hunt , known to me to be the Assistant Vice President of Fannie Mae, the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such corporation.

     DATED September 26, 2001.

                                        /s/ Donna D. Prulikowski

                                        NOTARY PUBLIC in and for the
                                        District of Columbia.
                                        My commission expires September 20, 2005

                                    EXHIBIT A
                                       to
                        ASSUMPTION AND RELEASE AGREEMENT

Tract I:
Lot 1, EXCEPT the South 20 feet thereof, Prospect Place Subdivision in the City of Topeka, Shawnee County, Kansas, together with vacated Prospect Court lying East of and adjacent to said Lot 1.

Tract II:
Lot 3, Block A, ProspectGardens Subdivision in the City of Topeka, Shawnee County, Kansas, together with vacated Prospect Court lying West of and adjacent to said Lot 3.

Tract III:
Lot 1, Block A, Prospect Gardens No. 2 in the City of Topeka, Shawnee County, Kansas, Except a part of said Lot 1 described as follows: thence on Az 268 degrees 28'09", 190.00 feet coincident with the South line of said Lot 1; thence on Ax 359 degrees 58'36", 152 feet coincident with the West line of said Lot 1; thence on Az 88 degrees 28'09", 190.00 feet to the East line of said Lot 1;thence on Az 179 degrees 58'36", 152.00 feet coincident with the East line of said lot 1 to the point of beginning. ALSO EXCEPT a part of said Lot 1 described as follows: Beginning at the Northwest corner of said Lot 1; thence East on Az 88 degrees 20'19", 189.93 feet coincident with the North line of said Lot 1; thence on Az 179 degrees 58'36", 302.40 feet; thence on Az 269 degrees 28'09",
287.31 feet to the Westerly line of said Lot 1; thence on Az 28 degrees  47'25",
246.07 feet coincident with said Westerly line; thence on Az 359 degrees 10'40",
89.50 feet coincident with said Westerly line to the point of beginning.

PROPERTY ID: 0982704001042010

                                    EXHIBIT B
                                       to
                        ASSUMPTION AND RELEASE AGREEMENT


1. Multifamily Note dated September 11, 1998, by Transferor for the benefit of Original Lender.


2. Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of September 11, 1998, by Transferor for the benefit of Original Lender.


3. Amendment to Multifamily Mortgage, Assignment of Rents and Security Agreement, dated October 21, 1998, by Transferor for the benefit of Original Lender.


4. Amendment to Multifamily Deeds of Trust, Assignments of Rents and Security Agreements, to Multifamily Mortgages, Assignments of Rents and Security Agreements and to Multifamily Deeds to Secure Debt, Assignments of Rents and Security Agreements dated November 30, 1998 and effective October 31, 1998, between and among Transferor, other borrowers, and Fannie Mae.


5. Replacement Reserve and Security Agreement dated September 11, 1998 by and between Transferor and Original Lender.


6. Assignment of Management Agreement dated as of September 11, 1998, by and among Transferor, Original Lender, and Sunburst Properties, Inc..


7. O&M Agreement, dated as of September 11, 1998, by and between Transferor and Original Lender.


8.   UCC-1 Financing Statements.

                                    EXHIBIT C
                                       to
                        ASSUMPTION AND RELEASE AGREEMENT


Tract A:
A part of Lot 1, Block A, Prospect Gardens No. 2, in the City of Topeka, Shawnee County, Kansas more particularly described as follows: Beginning at the Southeast courner of said Lot 1; thence on Az 268 degrees 28'09", 190.00 feet coincident witht he South line of said Lot 1; thence on Az 359 degrees 58'36",
152.00 feet coincident witht he West line of said Lot 1; thence on Az 88 degrees 28'09", 190.00 feet to the East line of said Lot 1; thence on Az 179 degrees 58'36", 152.00 feet coincident with the East line of said Lot 1 to the point of beginning.

Tract B:
A part of Lot 1, Block A, Prospect Gardens No. 2, in the City of Topeka, Shawnee County, Kansas, More particularly described as follows: Beginning at the Northwest corner of said Lot 1; thence East on Az 88 degrees 20'19", 169.93 feet coincident with the North line of said Lot 1; thence on Az 179 degrees 58'36",
302.40 feet; thence on Az 269 degrees 28'09", 287.31 feet to the Westerly line of said Lot 1; thence on Az 28 degrees 47'25", 246.07 feet coincident with said Westerly line; thence on Az 359 degrees 10'40", 89.50 feet coincident with said Westerly line to the point of beginning.

Tract C:
Together with those non-exclusive easements rights under that certain Access Easement Agreement by Chalet Apartments of Topeka, a Kansas Limited Partnership and granted to Chalet Associates, a Kansas Limited Partnership and American
Savings Association, providing for access, ingress and egress, over, on and across the East 25 feet of Tract II, recorded in Book 2161, Page 733.

Tract D:
Together with those non-exclusive easement rights under that certain Reciprocal Cross-Easement and Common Expense Allocation Agreement by and between Chalet Apartments of Topeka, a Kansas Limited Partnership and Chalet Associates, a Kansas Limited Partnership, recorded May 2, 1984 in Book 2250, Page 679 and re-recorded May 8, 1984, in Book 2251, Page 314.